                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 31, 2005 (July 1, 2005)

                               TEJAS INCORPORATED
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             (Exact name of Registrant as Specified in its Charter)



            Delaware                   000-29235               13-3577716
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(State or other                 (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


                              8226 Bee Caves Road
                                Austin, TX 78746
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              (Address of Principal Executive Officers) (Zip Code)


                                 (512) 306-8222
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On August 31, 2005 Tejas Incorporated ("Tejas") entered into an amendment to the Registration Rights Agreement dated as of July 1, 2005 by and among Tejas, Niskayuna Development LLC, Wayne Barr, Jr., Shawn O'Donnell, Patrick Doyle and John P. Bade (the "Agreement"). The amendment to the Agreement (the "Amendment") extends the deadline by which Tejas must fulfill the requirements of Section 2(a) of the Agreement from 60 days of the date of the Agreement to October 15, 2005. The Agreement was filed as Exhibit 10.3 to Tejas' Form 8-K filed on July 8, 2005. The Agreement and the discussion relating thereto contained in Item 1.01 of the 8-K are incorporated herein by reference.

     The Amendment is attached hereto as Exhibit 10.9.

Item 9.01.      Financial Statements and Exhibits.

 (c)             Exhibits.

                     10.1* Agreement and Plan of Merger dated as of July 1, 2005 by and among Tejas Incorporated, Tejas Acquisition Corp., Capital and Technology
                            Advisors, Inc. and the persons listed on the signature pages thereof (the exhibits and schedules have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

                     10.2* Escrow Agreement, dated as of July 1, 2005, by among Tejas Incorporated, Capital and Technology Advisors, Inc. and the persons listed on the signature pages thereof.

                     10.3* Registration Rights Agreement, dated as of July 1, 2005, by and among Tejas Incorporated and the persons listed on the signature pages thereof.

                     10.4* Description of Oral Employment Arrangement with Jared E. Abbruzzese, Sr. as of July 1, 2005.

                     10.5* Employment and Confidentiality Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Wayne Barr, Jr.

                     10.6* Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Wayne Barr, Jr.

                     10.7* Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Jared E. Abbruzzese, Sr.

                     10.8* Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and John J. Gorman.


                     10.9 Amendment dated as of August 31, 2005 to Registration Rights Agreement dated as of July 1, 2005 by and among Tejas Incorporated, Niskayuna Development LLC, Wayne Barr, Jr., Shawn O'Donnell, Patrick Doyle and John P. Bade.

                     99.1*  Press Release of Tejas Incorporated dated
                            July 5, 2005.
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* Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2005, and incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TEJAS INCORPORATED



Dated:  September 6, 2005
                                             /s/ Kurt J. Rechner
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                                             Kurt Rechner
                                             President; Chief Operating Officer

                                 EXHIBIT INDEX


Exhibit            Description
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10.1*              Agreement and Plan of Merger dated as of July 1, 2005 by and among Tejas Incorporated, Tejas Acquisition Corp., Capital and Technology Advisors, Inc. and the persons listed on the signature pages thereof (the exhibits and schedules have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K and will be provided to the Securities and Exchange
                   Commission upon request).

10.2* Escrow Agreement, dated as of July 1, 2005, by among Tejas Incorporated, Capital and Technology Advisors, Inc. and the persons listed on the signature pages thereof.

10.3* Registration Rights Agreement, dated as of July 1, 2005, by and among Tejas Incorporated and the persons listed on the signature pages thereof.

10.4*              Description of Oral Employment Arrangement with Jared E.
                   Abbruzzese, Sr. as of July 1, 2005.

10.5* Employment and Confidentiality Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Wayne Barr, Jr.

10.6* Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Wayne Barr, Jr.

10.7* Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Jared E. Abbruzzese, Sr.

10.8* Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and John J. Gorman.

10.9 Amendment dated as of August 31, 2005 to Registration Rights Agreement dated as of July 1, 2005 by and among Tejas Incorporated, Niskayuna Development LLC, Wayne Barr, Jr., Shawn O'Donnell, Patrick Doyle and John P. Bade.

99.1*              Press Release of Tejas Incorporated dated July 5, 2005.

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* Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2005, and incorporated herein by reference.